UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2013

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1710 SAIC Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 676-4300

SAIC GEMINI, INC.

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the previously announced separation of Science Applications International Corporation (the “Company”) (formerly known as SAIC Gemini, Inc.) from Leidos Holdings, Inc. (“Leidos”) (formerly known as SAIC, Inc.), on September 25, 2013, the Company and Leidos entered into a Distribution Agreement (the “Distribution Agreement”), which sets forth the Company’s agreements with Leidos regarding the principal actions needed to be taken in connection with the separation and other agreements that govern certain aspects of the Company’s relationship with Leidos following the separation.

In addition to, and concurrently with, the Distribution Agreement, the Company and Leidos entered into certain ancillary agreements that govern the respective rights, responsibilities and obligations of the Company and Leidos after the separation. The ancillary agreements include:

•	an Employee Matters Agreement (the “Employee Matters Agreement”) that sets forth the parties’ agreements with respect to certain employment, compensation and benefits matters;

•	a Tax Matters Agreement (the “Tax Matters Agreement”) that sets forth the parties’ agreements with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state, local and foreign income taxes, other tax matters and related tax returns; and

•	a Transition Services Agreement (the “Transition Services Agreement”) under which Leidos or its affiliates will provide the Company, and the Company or its affiliates will provide Leidos, with certain services for a limited time to help ensure an orderly transition for each of the Company and Leidos following the separation.

Descriptions of the material terms of the Distribution Agreement, Employee Matters Agreement, Tax Matters Agreement and Transition Services Agreement (collectively, the “Agreements”) are set forth in the section entitled “Certain Relationships and Related Party Transactions – Agreements with Parent Related to the Separation” in the Company’s Information Statement included in the Company’s Registration Statement on Form 10, as amended, which was filed on September 9, 2013 (the “Information Statement”) and are incorporated herein by reference.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreement, Employee Matters Agreement, Tax Matters Agreement and Transition Services Agreement, copies of which are attached to this report as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively.

Item 5.01.	Changes in Control of Registrant.

The separation described in the Information Statement was consummated on September 27, 2013.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On September 25, 2013, the Board of Directors of SAIC Gemini, Inc. (the “Company”) approved the Science Applications International Corporation Stock Compensation Plan, the Science Applications International Corporation Management Stock Compensation Plan, the Science Applications International Corporation Key Executive Stock Deferral Plan, the Keystaff Deferral Plan, the Science Applications International Corporation Employee Stock Purchase Plan, the Science Applications International Corporation 401(k) Excess Deferral Plan, the Science Applications International Corporation Retirement Plan and the Science Applications International Corporation 2013 Equity Incentive Plan (collectively, the “Plans”).

Descriptions of the material terms of the Plans are set forth in the section entitled “Executive Compensation” in the Company’s Information Statement included in the Company’s Registration Statement on Form 10, as amended, which was filed on September 9, 2013 (the “Information Statement”) and are incorporated herein by reference.

The foregoing description of the Plans does not purport to be complete and is qualified in its entirety by reference to the Science Applications International Corporation Stock Compensation Plan, the Science Applications International Corporation Management Stock Compensation Plan, the Science Applications International Corporation

Key Executive Stock Deferral Plan, the Keystaff Deferral Plan, the Science Applications International Corporation Employee Stock Purchase Plan, the Science Applications International Corporation 401(k) Excess Deferral Plan, the Science Applications International Corporation Retirement Plan and the Science Applications International Corporation 2013 Equity Incentive Plan, copies of which are attached to this report as Exhibits 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11, respectively.

On September 25, 2013, the Board of Directors of the Company appointed Mr. Jere A. Drummond to the Board of Directors effective as of September 25, 2013.

As of the completion of the separation on September 27, 2013, the following directors serve on the Committees indicated below:

•	Audit Committee: Mr. Bedingfield (Chair), Mr. Frist and Mr. Shane

•	Classified Business Oversight Committee: Dr. Hamre (Chair), Mr. Moraco and Mr. Sanderson

•	Ethics and Corporate Responsibility Committee: Dr. Córdova (Chair), Mr. Bedingfield , Dr. Hamre, Mr. Moraco and Ms. Morea

•	Human Resources and Compensation Committee: Mr. Drummond (Chair), Mr. Sanderson, Mr. Shane, Dr. Córdova and Ms. Morea

•	Nominating and Corporate Governance Committee: Mr. Frist (Chair), Mr. Drummond and Mr. Sanderson.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2013, the Company amended its Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to change the name of the Company from SAIC Gemini, Inc. to Science Applications International Corporation.

The Company’s Amendment to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 hereto, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) EXHIBITS

Exhibit Number	Title

2.1*	Distribution Agreement dated September 25, 2013

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

10.1	Employee Matters Agreement dated September 25, 2013

10.2	Tax Matters Agreement dated September 25, 2013

10.3	Transition Services Agreement dated September 25, 2013

10.4	Science Applications International Corporation Stock Compensation Plan (incorporated herein by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-8, as filed with the Commission on September 27, 2013 (File No. 333-191436))

10.5	Science Applications International Corporation Management Stock Compensation Plan (incorporated herein by reference to Exhibit 4.4 of the Company’s Registration Statement on Form S-8, as filed with the Commission on September 27, 2013 (File No. 333-191436))

10.6	Science Applications International Corporation Key Executive Stock Deferral Plan (incorporated herein by reference to Exhibit 4.5 of the Company’s Registration Statement on Form S-8, as filed with the Commission on September 27, 2013 (File No. 333-191436))

10.7	Keystaff Deferral Plan (incorporated herein by reference to Exhibit 4.6 of the Company’s Registration Statement on Form S-8, as filed with the Commission on September 27, 2013 (File No. 333-191436))

10.8	Science Applications International Corporation Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 4.7 of the Company’s Registration Statement on Form S-8, as filed with the Commission on September 27, 2013 (File No. 333-191436))

10.9	Science Applications International Corporation 401(k) Excess Deferral Plan (incorporated herein by reference to Exhibit 4.8 of the Company’s Registration Statement on Form S-8, as filed with the Commission on September 27, 2013 (File No. 333-191436))

10.10	Science Applications International Corporation Retirement Plan (incorporated herein by reference to Exhibit 4.9 of the Company’s Registration Statement on Form S-8, as filed with the Commission on September 27, 2013 (File No. 333-191436))

10.11	Science Applications International Corporation 2013 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.10 of the Company’s Registration Statement on Form S-8, as filed with the Commission on September 27, 2013 (File No. 333-191436))

*	The schedules to this agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to supplementally furnish to the Securities and Exchange Commission, upon request, a copy of any omitted schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

By:	/s/ Paul H. Greiner
	Name:	Paul H. Greiner
	Title:	Senior Vice President and Secretary

Dated: October 1, 2013